Exhibit 10.1

AMENDMENT NUMBER THREE TO
MASTER TRANSACTION AGREEMENT AND OTHER TRANSACTION DOCUMENTS

This Amendment Number Three to Master Transaction Agreement and Other Transaction Documents (this “Amendment”) is entered into as of June 17, 2015 by and between Apple Inc., a California corporation (“Apple”), Liquidmetal Technologies, Inc., a Delaware corporation (“LMT”), Liquidmetal Coatings, LLC, a Delaware limited liability company (“LMC”), and Crucible Intellectual Property, LLC, a Delaware limited liability company (“LMT-SPE”), with reference to the following facts:

A.     Apple, LMT, LMC and LMT-SPE have previously entered into that certain Master Transaction Agreement, made effective as of August 5, 2010 (as amended and modified, from time to time, the “MTA”).

B.     Pursuant to the MTA, LMT and LMT-SPE entered into that certain Contribution Agreement dated as of August 5, 2010 (as amended and modified, from time to time, the “Contribution Agreement”) pursuant to which LMT agreed to contribute to LMT-SPE the LMT Technology at the Closing Date and for eighteen (18) months thereafter.

C.     Apple, LMC, LMT and LMT-SPE have previously entered into that certain Amendment Number One to Master Transaction Agreement and Other Transaction Documents, dated June 15, 2012, pursuant to which, among other things, the Capture Period (as defined in the MTA), was extended through February 5, 2014 (“Amendment Number One”), and Amendment Number Two to Master Transaction Agreement and other Transaction Documents, dated May 17, 2014, pursuant to which, among other things, the Capture Period was extended through February 5, 2015 (“Amendment Number Two”, and together with Amendment Number One, the “Prior Amendments”).

D.     Apple, LMC, LMT, and LMT-SPE hereby desire to extend Apple’s rights of first notice and first refusal, and Apple, LMC, LMT, and LMT-SPE hereby desire to further extend the Capture Period upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto amend the agreements described in the recitals above, as follows:

1.     DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the MTA unless specifically defined herein. For the avoidance of doubt, the term “LMT Technology” shall have the meaning set forth in Amendment Number One (after giving effect to Amendment Number Two and this Amendment).

2.     AMENDMENTS.

(a)     Section 1(a)(v) of the MTA (as amended by the Prior Amendments) is hereby further amended by replacing “February 5, 2015” with “February 5, 2016”.

(b)     Section 9(A)(a) of the MTA (which was added to the MTA pursuant to Amendment Number One) is hereby replaced by the following:

“(a) Apple’s rights under this Section 9(A) will commence February 6, 2014 and expire on February 5, 2018.”

(c)     Recital A of the Contribution Agreement (as amended by the Prior Amendments) is hereby further amended by replacing “February 5, 2015” with “February 5, 2016”.

(d)     Section 1 of the Contribution Agreement (as amended by the Prior Amendments) is hereby further amended by replacing “February 5, 2015” with “February 5, 2016”.

3.     SECTION 16 OF MTA. Section 16 of the MTA (as amended by the Prior Amendments) is by this reference thereto incorporated into this Amendment as if restated in its entirety herein, except that each reference therein to the MTA shall be deemed a reference to this Amendment. This Amendment constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes and cancels all other prior agreements and understandings of the parties in connection with subject matter.

4.     EFFECTIVENESS. The effectiveness of this Amendment is hereby conditioned upon receipt by Apple of a fully executed copy of this Amendment from each party hereto.

5.     REAFFIRMATION. Each party hereto acknowledges and reaffirms all of its obligations and duties under the Transaction Documents.

6.     LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Transaction Documents, the terms and provisions of this Amendment shall govern. In all other respects, the Transaction Documents, as amended and supplemented hereby, shall remain in full force and effect.

7.     COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto. This Amendment is a Transaction Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Transaction Documents generally.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

APPLE INC.,
a California corporation

By:     /s/ Zadesky

Name:     Zadesky

Title:     VP Product Design

LIQUIDMETAL TECHNOLOGIES, INC.

By:     /s/ Ricardo A. Salas

Name:     Ricardo A. Salas

Title:     Executive Vice President

LIQUIDMETAL COATINGS, LLC

By:     /s/ Ricardo A. Salas

Name:     Ricardo A. Salas

Title:     Secretary

CRUCIBLE INTELLECTUAL PROPERTY, LLC

By:     /s/ Ricardo A. Salas

Name:     Ricardo A. Salas

Title:     President

Amendment Number Three to Master Transaction Agreement